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                                                                  EXHIBIT 4.9


 INCORPORATED UNDER THE                                       $1.50 CONVERTIBLE
  LAWS OF THE STATE OF                                         PREFERRED STOCK
        DELAWARE



         NUMBER                                                     SHARES
NP                               [NOBLE LOGO]



  THIS CERTIFICATE IS      NOBLE DRILLING CORPORATION               CUSIP
   TRANSFERRABLE IN
OKLAHOMA CITY, OKLAHOMA                                        SEE REVERSE FOR
 OR NEW YORK, NEW YORK                                       CERTAIN STATEMENTS,
                                                               RESTRICTIONS AND
                                                                  DEFINITIONS




THIS CERTIFIES THAT                                  is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF $1.50 CONVERTIBLE PREFERRED STOCK, PAR VALUE $1.00 PER SHARE, OF NOBLE DRILLING CORPORATION transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the Corporation has caused the signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

                                           DATED:

/s/  JAMES C. DAY
CHAIRMAN, PRESIDENT AND                    COUNTERSIGNED AND REGISTERED:
CHIEF EXECUTIVE OFFICER                        LIBERTY BANK AND TRUST
                                                COMPANY OF OKLAHOMA
                                                     CITY, N.A.


                            [NOBLE CORPORATE SEAL]                TRANSFER AGENT
                                                                   AND REGISTRAR


/s/  JULIE J. ROBERTSON
            SECRETARY                                       AUTHORIZED SIGNATURE
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                                  [NOBLE LOGO]

                           NOBLE DRILLING CORPORATION

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN ARTICLE XI OF THE CORPORATION'S CERTIFICATE OF INCORPORATION. THE PURPOSE OF SAID ARTICLE XI IS TO LIMIT THE OWNERSHIP AND CONTROL OF SHARES OF ANY CLASS OF STOCK OF THE CORPORATION BY ALIENS (AS DEFINED) IN ORDER TO PERMIT THE CORPORATION TO BE A U.S. MARITIME COMPANY (AS DEFINED). THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF SAID ARTICLE XI.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common   UNIF GIFT MIN ACT -- _____ Custodian _________
TEN ENT -- as tenants by the                           (Cust)          (Minor)
           entireties                                  under Uniform Gifts to
JT TEN  -- as joint tenants with                       Minors Act _____________
           right of survivorship                                    (State)
           and not as tenants
           in common

         Additional abbreviations may also be used though not in the above list.

         For value received, ____________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[Box]___________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________
Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________

________________________________________________________________________________
Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________
                                        ________________________________________
                                        NOTICE:  The signature to this
                                        Assignment must correspond with the
                                        name as written upon the face of the
                                        certificate, in every particular,
                                        without alteration or enlargement, or
                                        any change whatever.